RYDEX SERIES FUNDS

Global 130/30 Strategy Fund

Supplement dated October 1, 2010
to the
Prospectuses and Statement of Additional Information
of the above listed Fund dated August 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

Liquidation of the Rydex Series Funds Global 130/30 Strategy Fund

As stated in the September 1, 2010, supplement to the Prospectuses and SAI, at a Meeting of the Board of Trustees of Rydex Series Funds (the “Board”) held on August 25, 2010, the Board approved the closing and subsequent liquidation of the Global 130/30 Strategy Fund (the “Fund”). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about October 15, 2010 (the “Liquidation Date”).

Effective October 1, 2010, the Fund is closed to new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objective and strategies stated in the Fund’s Prospectuses.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective as of September 1, 2010, any applicable contingent deferred sales charge (CDSC) will be waived for shareholders redeeming C-Class Shares of the Fund. Further, effective September 1, 2010, any applicable redemption fee will be waived for shareholders redeeming shares of the Fund.

Prior to the Liquidation Date, the Fund may make final income dividend payments and capital gains distributions. In addition, if no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. Each of the income dividend payments, capital gains distributions, and liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax advisers to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.